ENABLING THE GOLDEN AGE OF SEMICONDUCTORS GUILLERMO NOVO PRESIDENT AND CEO VERSUM MATERIALS, INC. Barclays Electronic Chemical Conference May 14, 2018 © Versum Materials 2018

FORWARD-LOOKING INFORMATION This presentation contains, and management may make, certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by references to future periods, and include our fiscal year 2018 financial guidance; statements about our business strategies, operating plans, anticipated growth rates, anticipated profitability and margins, sales expectations, future operating income and Adjusted EBITDA; our ability to continue successfully providing innovative solutions to customers through technology; estimates regarding future capital requirements; anticipated geographic volume shifts; estimates of expenses and cost reduction efforts; estimates of future tax liability and effective tax rates; our ability to execute on our strategy and deliver on our commitments to customers and stakeholders; our ability to meet customer demand; estimates of the size of the market for our products; forecasted industry capital spending and anticipated demand for our products; our ability to compete successfully as a leading materials supplier to the semiconductor industry; and other matters. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “target" and similar expressions, among others, generally identify forward-looking statements, which are based on management’s reasonable expectations and assumptions as of the date the statements were made. Actual results and the outcomes of future events may differ materially from those expressed or implied in the forward-looking statements because of a number of risks and uncertainties, including, without limitation, product supply versus demand imbalances in the semiconductor industry or in certain geographic markets may decrease the demand for our goods and services; our concentrated customer base; our dependence upon the capital expenditure cycles of our customers; our ability to continue technological innovation and successfully introduce new products to meet the evolving needs of our customers; our ability to protect and enforce our intellectual property rights and to avoid violating any third party intellectual property or technology rights; unexpected interruption of or shortages in our raw material supply; inability of sole source, limited source or qualified suppliers to deliver to us in a timely manner or at all; hazards associated with specialty chemical manufacturing, such as fires, explosions and accidents, could disrupt our operations or the operations of our suppliers or customers; increased competition and new product development by our competitors, changing customer needs and price changes in materials and components could result in declining demand for our products; operational, political and legal risks of our international operations, including government actions such as trade wars; recent changes in U.S. tax laws; the impact of changes in environmental and health and safety regulations, anticorruption enforcement, sanctions, import/export controls, tax and other legislation and regulations in jurisdictions in which Versum Materials and its affiliates operate; our available cash and access to additional capital may be limited by substantial leverage and debt service obligations; uncertainty regarding the availability of financing to us in the future and the terms of such financing; agreements governing our indebtedness may restrict our current and future operations, and hamper our ability to respond to changes or to take certain actions; government regulation of raw materials, products and facilities may impact our product manufacturing processes, handling, storage, transportation, uses and applications; possible liability for contamination, personal injury or third party impacts if hazardous materials are released into the environment; cyber security threats may compromise our data or disrupt our information technology applications or services; fluctuation of currency exchange rates; costs and outcomes of litigation or regulatory investigations; the timing, impact, and other uncertainties of future acquisitions or divestitures; restrictions in our governing documents and of Delaware law may prevent or delay an acquisition of us; tax and other potential liabilities to Air Products assumed in connection with the separation and spin-off; restrictions against engaging in certain corporate transactions for two years following the separation and spin-off; potential conflicts of interest between us and Air Products by our directors and officers; potential liabilities arising out of state and federal fraudulent conveyance laws and legal dividend requirements with respect to the separation and spin-off and related internal reorganization transactions; and other risk factors described in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, and in our other periodic filings. Versum Materials assumes no obligation to update any forward-looking statements or information in this presentation to reflect any subsequent change in assumptions, beliefs or expectations, or any change in circumstances upon which such forward-looking statements are based. Non-GAAP Financial Measures. This presentation contains and management may refer to certain “Non-GAAP financial measures.” Please refer to the Appendix for definitions of the non-GAAP financial measures used herein and for a reconciliation of those non-GAAP financial measures to their most comparable GAAP measures.

SEMICONDUCTOR MATERIALS TODAYS DISCUSSION • Semiconductor Materials vs. Electronic Materials • How Semiconductors are Changing the World • Semiconductor Industry from a Materials Supplier Perspective • Versum Materials © Versum Materials 2018 3

WHY SEMICONDUCTOR MATERIALS DIFFER FROM ELECTRONIC MATERIALS? © Versum Materials 2018 4

SEMICONDUCTOR MATERIALS THE HIGH VALUE MARKET SEGMENT • Strong Growth Drivers • High Value Potential • Sustained Differentiations • Lower Capital Intensity • Multiple Technologies/Products • Difficult to Build Critical Mass Versum Portfolio is 90%+ SEMI 5

SEMICONDUCTOR FAB MATERIALS

VALUE POTENTIAL



$Billions
$25
$33
$339
$27
$46
$412
$29
$62
$451
2016
2017
2018F
Wafer Fab Materials
Wafer Fab Equipment
Semiconductors
Source: WSTS, SEMI



Bulk Gases 8%
SOI 2%
Deposition Materials 11%
Photoresists 6%
Photoresist Ancilliaries 8%
Specialty Gases 6%
Process Chemicals 5%
CMP (Slurries and Pads) 7%
Targets 3%
Photomasks 13%
Silicon 31%

Source: SEMI

Specialty Materials

- Sales ~$12.5B
- ~45% of Wafer Fab Materials Sales
- ~ 2% of Semi Industry Revenues
- Growing at a CAGR of 7%
- Core to SEMI Innovation and Productivity

Low Cost in-use, High Value in-use

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SEMICONDUCTOR GROWTH DRIVERS ARE CHANGING New Markets Spawn New Leaders Revenue ($Billions) Revenue Equipment Electronic Source: VLSI Research and W. Rhines ISS2018 © Versum Materials 2018 7

SEMICONDUCTOR MATERIALS GROWTH DRIVEN BY VOLUMES AND INNOVATION • Industry Volume Growth - Silicon MSI/Wafer Starts • Technology Changes Due to New Device Architectures - Next Generation Nodes (New Materials) - 3 Dimensional Structures (More materials and More processing steps) • Competitive Position as a Materials Supplier VNAND - Innovation/Differentiation Capabilities - Supply Infrastructure/Cost/Quality - Customer Partnership/Access Planar NAND © Versum Materials 2018 8

WHY THE INCREASED EXCITEMENT?

FUTURE GROWTH POTENTIAL!

Boldly go where no chips have gone before!!!

Medical Tricorder based on biosensing technology

Matter – Antimatter mixing calculations for WARP speed performed by Duotronic Computer System. Invented by Zefram Cochrane.



10G network allows for constant communication with Star Fleet Command

Artificial Intelligence used to support primary mission to "seek out new life forms"

M-5 computer system was supposed to enable autonomous driving, but had to be disengaged for shooting at the Starship Lexington

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WE ARE IN THE EARLY STAGES OF THE DIGITAL REVOLUTION • Multiple drivers are emerging that require many types of sensors and semiconductors • Big data driven applications will require more advanced logic devices and large amounts of memory • By some measures we are on the cusp of a very long growth trajectory that is being Cumulative Transistor Unit Volume Unit Transistor Cumulative called the “Golden Age for Semiconductors” Source: VLSI Research and W. Rhines ISS2018 © Versum Materials 2018 10

SO, WHAT IS CHANGING? © Versum Materials 2018 11

THERE ARE NEW FORCES ACTING ON MATERIAL SUPPLIERS © Versum Materials 2018 12

INDUSTRY CONSOLIDATION CUSTOMERS ARE CHANGING Fewer and much larger customers… • Customer Centric vs. Market Centric model • Higher pressure • Access is critical for more limited POR opportunities • Risk/Rewards are greater • Too many suppliers for shrinking customer base Source: VLSI Research Shift to Asia requires footprint changes • Supply • Distribution • Innovation Source: SEMI © Versum Materials 2018 13

GIGA-SIZED FABS 72 51 9 • Greater Customer Expectations • Implications of Winning/Losing • Increased Ramp Complexity, Volume & Variability * *WSPM: Wafer Starts per Month Source: SEMI © Versum Materials 2018 14

THE EMERGENCE OF SILICON CHINA • New Customers • Foundry vs. Memory • Local Supply • Local Innovation Infrastructure • Geographic Volume Shifts © Versum Materials 2018 15

EVOLUTION OF MOORE'S LAW

DRIVING A GREATER NEED FOR INNOVATION


2016
2017
2018
2019
2020
2021
14nm
10nm
7nm
5nm
3nm
W
Co
Work Function Metals
Sidewall Parasitic Capacitance Low k Dielectrics
Cobalt Metallization
Gap Fill Flowable CVD Chemistry
Selective Etching Nanowire Formation

- Age of Materials
- Technical Complexity
- EUV
- Cadence Variability
- Vertical Structures


VNAND Growth by Stack Node
21% CAGR

Source: Versum Model

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IOT, INDUSTRY AND AUTO DRIVING DEMAND FOR LEGACY NODES >70% Of All Wafer Starts Source: IHS MARKIT © Versum Materials 2018 17

CRITERIA FOR SUCCESS GOING INTO THE 2020s Customer Relationships Potential Innovation Diversified For Capabilities and Portfolio Industry Intellectual Property Consolidation Global Infrastructure and Reliable Supply © Versum Materials 2018 18

VERSUM MATERIALS © Versum Materials 2018 19

$1.1* 2,200 10+ billion in sales employees countries Top 5 3+ 250+ Industry supplier decades in business customers 10-14%* 15 3+ R&D spend in AM as production Core industries % of sales facilities served *FY2017 Results © Versum Materials 2018 20

VERSUM MATERIALS SEMICONDUCTOR MATERIALS FOCUS FY2017 Sales: $1,121 Adj Op Income: $326 Op Margin: 29% Adj EBITDA: $372 EBITDA Margin: 33% © Versum Materials 2018 21

DELIVERING SHAREHOLDER VALUE TRACK RECORD OF CONSISTENT AND RELIABLE PERFORMANCE 2012 2013 2014 2015 2016 2017 12-17 CAGR 14-17 CAGR EBITDA 131 145 224 301 327 372 23% 18% EBITDA% 14% 17% 24% 30% 34% 33% © Versum Materials 2018 22

VERSUM MATERIALS FOCUSED ON ORGANIC GROWTH • Finalizing Standalone Infrastructure and Capabilities • Focused on creating value for our Customers • Strengthening competitive position and Technical Capabilities • Increasing investment driving Organic Growth - Prioritizing growth of our Advance Materials Portfolio - Maintain Diversified Portfolio with leadership positions in Process Materials and Delivery Systems and Services • Leverage Bolt-on M&A opportunities © Versum Materials 2018 23

VERSUM MATERIALS AN EXCITING FUTURE AHEAD ➢ Top Line Growth at 1.5-3x MSI ➢ Investing in organic growth accelerators Solid growth ➢ Margin improvement from productivity, mix from High margins greater AM growth and SARD leverage Low capital intensity ➢ Asset light profile will deliver strong Free Cash Flow Strong cash flow ➢ Target value creating M&A opportunities focused on Semi Materials © Versum Materials 2018 24

RECONCILIATIONS

RECONCILIATIONS Non-GAAP Financial Measures This presentation and the accompanying earnings press release includes “non-GAAP financial measures,” including Adjusted Net Income, Adjusted Net Income Margin, Adjusted Diluted Earnings Per Share, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted EBITDA margin, and Segment Adjusted EBITDA margin. Adjusted Net Income is net income excluding certain disclosed items which we do not believe to be indicative of underlying business trends, including business separation, restructuring and cost reduction actions, net of tax, the write-off of financing costs, net of tax, and the impact of the Tax Act. Adjusted Diluted Earnings Per Share uses Adjusted Net Income but otherwise uses the same calculation used in arriving at diluted earnings per share, the most directly comparable GAAP financial measure. Adjusted EBITDA is net income excluding certain disclosed items which we do not believe to be indicative of underlying business trends, including interest expense, the write-off of financing costs, income tax provision, depreciation and amortization expense, non-controlling interests, and business separation, restructuring and cost reduction actions. Segment Adjusted EBITDA is segment operating income excluding segment depreciation and amortization expense. Adjusted Net Income Margin, Adjusted EBITDA margin and Segment Adjusted EBITDA margin are calculated by dividing Adjusted Net Income, Adjusted EBITDA and Segment Adjusted EBITDA, respectively, by sales. Versum Materials has provided in this Appendix reconciliations of each referenced non-GAAP financial measure to the most directly comparable GAAP financial measure. The presentation of these non-GAAP financial measures is intended to enhance the usefulness of financial information by providing measures which management uses internally to evaluate operating performance. We use these non-GAAP measures to assess our operating performance by excluding certain disclosed items that we believe are not representative of our underlying business. Management may use these non-GAAP measures to evaluate our performance period over period and relative to competitors in our industry, to analyze underlying trends in our business and to establish operational budgets and forecasts or for incentive compensation purposes. We use Adjusted EBITDA to calculate performance- based cash bonuses. Adjusted EBITDA is also used for certain covenants under our senior secured credit facilities. We use Segment Adjusted EBITDA to evaluate the ongoing performance of our business segments. We believe non-GAAP financial measures provide securities analysts, investors and other interested parties with meaningful information to understand our underlying operating results and to analyze financial and business trends. These non-GAAP financial measures should not be viewed in isolation, are not a substitute for GAAP measures, and have limitations. A reader may find any one or all of these items important in evaluating our performance. Management compensates for the limitations of using non-GAAP financial measures by using them only to supplement our GAAP results and to provide a more complete understanding of the factors and trends affecting our business. In evaluating these non-GAAP financial measures, the reader should be aware that we may incur expenses similar to those eliminated in this presentation in thefuture.

RECONCILIATION OF NI TO ADJ EBITDA, NI TO ADJ NI, DILUTED EPS TO ADJ DILUTED EPS

FISCAL FOURTH QUARTER AND FULL YEAR 2017 VS 2016

Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended September 30,			Year Ended September 30,		
	2017	2016	% Change	2017	2016	% Change
(In millions, except percentages)						
Net Income Attributable to Versum	$ 44.6	$ 45.2	(1)%	$ 193.0	$ 212.0	(9)%
Add: Interest expense	12.4	0.4	NM	47.4	0.4	NM
Add: Income tax provision	11.6	15.6	(26)%	52.8	58.8	(10)%
Add: Depreciation and amortization	13.5	12.5	8%	46.0	46.9	(2)%
Add: Non-controlling interests	1.5	1.8	(17)%	6.9	7.9	(13)%
Add: Business separation, restructuring and cost reduction actions	10.2	2.5	NM	25.5	0.9	NM
Adjusted EBITDA	$ 93.8	$ 78.0	20%	$ 371.6	$ 326.9	14%
Adjusted EBITDA Margin	31.9 %	31.4 %		33.0 %	33.7 %	

Reconciliation of Net Income to Adjusted Net Income

	Three Months Ended September 30,		Year Ended September 30,	
	2017	2016	2017	2016
(In millions)				
Net Income Attributable to Versum	$ 44.6	$ 45.2	$ 193.0	$ 212.0
Add: Business separation, restructuring and cost reduction actions, net of tax	6.9	2.5	15.9	1.1
Adjusted Net Income	$ 51.5	$ 47.7	$ 208.9	$ 213.1

Reconciliation of Diluted EPS to Adjusted Diluted EPS

	Three Months Ended September 30,		Year Ended September 30,	
	2017	2016	2017	2016
(Per share data)				
Diluted Earnings Per Share	$ 0.41	$ 0.42	$ 1.76	$ 1.95
Add: Business separation, restructuring and cost reduction actions, net of tax	0.06	0.02	0.15	0.01
Adjusted Diluted Earnings Per Share	$ 0.47	$ 0.44	$ 1.91	$ 1.96

VERSUM MATERIALS

NOTES: 2016 based on carveout financials

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THANK YOU © Versum Materials 2018 28